4th Quarter & Fiscal Year 2014 Earnings Release Parker Hannifin Corporation August 6, 2014 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to realize anticipated benefits of the consolidation of the Climate and Industrial Controls Group; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions & deconsolidation of subsidiaries (joint venture with GE Aviation) made within the prior four quarters and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) operating margins reported in accordance with U.S. GAAP to operating margins without the effect of restructuring expenses and, (d) earnings per diluted share reported in accordance with U.S. GAAP to earnings per diluted share without the effect of restructuring expenses, impact of the joint venture with GE Aviation and asset write downs. The effects of acquisitions, divestitures, currency exchange rates, the discretionary pension plan contributions, restructuring expenses, impact of the joint venture with GE Aviation, and impact of the asset write downs are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO Highlights • Key Performance Measures & Outlook • CEO Closing Comments • Questions and Answers

Highlights FY2014 • Record Sales of $13.2B • Segment Operating Margins of 13.5% • Adjusted Segment Operating Margins of 14.3% • Earnings Per Share of $6.87 • Adjusted Earnings Per Share of $6.94 • 10% Increase in EPS and Adjusted EPS • $1.4B in Operating Cash Flow • 13th Consecutive Year greater than 10% of sales • Increased Dividend by 7% • 58th Consecutive Year of increased annual dividend 4

Highlights 4th Quarter FY2014 • Record Sales of $3.5B • Segment Operating Margins of 14.5% • Adjusted Segment Operating Margins of 15.0% • Earnings Per Share of $1.98 • Adjusted Earnings Per Share of $2.06 • Record Operating Cash Flow of $570M, 16.2% of sales 5

Diluted Earnings Per Share FY2014 6 * EPS Adjusted for Restructuring Activities, Joint Venture Gain and Asset Write Downs $1.98 $1.78 $6.87 $6.26 FY14 Q4 FY13 Q4 FY14 FY13 EPS - As Reported $2.06 $1.80 $6.94 $6.33 FY14 Q4* FY13 Q4* FY14* FY13* EPS - Adjusted

Influences on Adjusted Earnings Per Share FY2014 vs. FY2013 7

Influences on Adjusted Earnings Per Share 4th Quarter FY2014 vs. 4th Quarter FY2013 8

Sales & Segment Operating Margin Total Parker 9 $ in millions 4th Quarter Full Year As Reported Adjusted for Joint Venture As Reported Adjusted for Joint Venture FY2014 % Change FY2013 FY2014 % Change FY2013 FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As Reported 3,525$ 2.8% 3,428$ 3,525$ 4.4% 3,377$ 13,215$ 1.5% 13,016$ 13,165$ 2.5% 12,840$ Acquisitions 3 (0.0)% 3 (0.0)% 74 0.5% 74 0.6 % Currency 21 0.6% 21 0.6% (23) (0.2)% (23) (0.2)% Organic Sales 3,501$ 2.2% 3,501$ 3.8% 13,164$ 1.2% 13,114$ 2.1 % FY2014 % of Sales FY2013 % of Sales FY2014 % of Sales FY2013 % of Sales Segment Operating Margin As Reported 512$ 14.5% 499$ 14.5% 1,790$ 13.5% 1,792$ 13.8 % Restructuring 18 4 102 12 Adjusted Margin 530$ 15.0% 503$ 14.7% 1,892$ 14.3% 1,804$ 13.9 % Restructuring Amounts exclude amounts reported in Other Expense FY14 $1.3M, FY13 $1.9M

Sales & Segment Operating Margin Diversified Industrial North America 10 $ in millions 4th Quarter Full Year FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As Reported 1,525$ 4.0% 1,466$ 5,693$ 1.0% 5,638$ Acquisitions 3 0.0% 52 0.9 % Currency (6) (0.4)% (27) (0.5)% Organic Sales 1,528$ 4.4% 5,668$ 0.6 % FY2014 % of Sales FY2013 % of Sales FY2014 % of Sales FY2013 % of Sales Segment Operating Margin As Reported 268$ 17.6% 250$ 17.0% 947$ 16.6% 909$ 16.1 % Restructuring 1 1 2 2 Adjusted Margin 269$ 17.7% 251$ 17.1% 949$ 16.7% 911$ 16.2%

Sales & Segment Operating Margin Diversified Industrial International 11 $ in millions 4th Quarter Full Year FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As Reported 1,383$ 3.1% 1,342$ 5,288$ 3.5% 5,110$ Acquisitions - - % 22 0.4 % Currency 26 2.0% - - % Organic Sales 1,357$ 1.1% 5,266$ 3.1 % FY2014 % of Sales FY2013 % of Sales FY2014 % of Sales FY2013 % of Sales Segment Operating Margin As Reported 138$ 10.0% 163$ 12.1% 573$ 10.8% 602$ 11.8 % Restructuring 17 3 99 10 Adjusted Margin 155$ 11.2% 166$ 12.4% 672$ 12.7% 612$ 12.0%

Sales & Segment Operating Margin Aerospace Systems 12 $ in millions 4th Quarter Full Year As Reported Adjusted for Joint Venture As Reported Adjusted for Joint Venture FY2014 % Change FY2013 FY2014 % Change FY2013 FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As Reported 618$ (0.3)% 620$ 618$ 8.6% 569$ 2,234$ (1.5)% 2,268$ 2,184$ 4.4% 2,092$ Acquisitions - - % - - % - - % - - % Currency 1 0.2% 1 0.2% 4 0.1% 4 0.2 % Organic Sales 617$ (0.5)% 617$ 8.4% 569$ 2,230$ (1.6)% 2,180$ 4.2% 2,092$ FY2014 % of Sales FY2013 % of Sales FY2014 % of Sales FY2013 % of Sales Segment Operating Margin As Reported 105$ 17.0% 86$ 13.9% 271$ 12.1% 281$ 12.4 % Restructuring 0 0 1 0 Adjusted Margin 105$ 17.0% 86$ 13.9% 272$ 12.2% 281$ 12.4%

Jun 2014 Mar 2014 Jun 2013 Mar 2013 Total Parker 4%+ 7%+ 0% 7%- Diversified Industrial North America 6%+ 6%+ 5%- 10%- Diversified Industrial International 4%- 5%+ 3%+ 7%- Aerospace Systems 17%+ 16%+ 3%+ 0%+ Order Rates 13 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average

Balance Sheet Summary • Cash • Working capital • Accounts receivable • Inventory • Accounts payable 14

Cash Flow from Operating Activities 15 4th Quarter Full Year FY 2014 % of Sales FY 2013 % of Sales FY 2014 % of Sales FY 2013 % of Sales As Reported Cash Flow From Operating Activities 570 16.2% 472 13.8% 1,388 10.5% 1,191 9.1% Discreti nary Pension Plan Contribution 75 226 Adjusted Cash Flow From Operating Activities 570 16.2% 472 13.8% 1,463 11.1% 1,417 10.9% $570 $472 $1,463 $1,417 FY14 Q4 FY13 Q4 FY14 FY13

FY2015 Guidance Adjusted EPS Initiated at $7.65 Midpoint 16 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 3% - 7% Diversified Industrial International 1% - 4% Aerospace Systems 2% - 3% Total Parker 2% - 5% Adjusted Segment Operating Margins Diversified Industrial North America 16.5% - 16.9% Diversified Industrial International 14.7% - 15.7% Aerospace Systems 13.1% - 13.9% Total Parker 15.2% - 15.9% Below the Line Items Corporate General & Administrative Expense, Interest and Other $490 M Tax Rate Full Year 29.0% Shares Diluted Shares Outstanding 151.4 M Earnings Per Share As Reported Range $7.00 - $7.80 Adjusted Range $7.25 - $8.05 FY15 Sales Growth %’s calculated from FY14 Sales adjusted for JV with GE Aviation FY15 Segment Operating Margins exclude FY15 Restructuring expenses

Influences on Adjusted Earnings Per Share FY2015 vs. FY2014 17

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Appendix • Consolidated Statement of Income • Reconciliation of Net Income and EPS to Adjusted Net Income and Adjusted EPS • Business Segment Information By Industry • Reconciliation of Net Sales to Adjusted Net Sales • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Supplemental Sales Information – Global Technology Platforms • Reconciliation of Forecasted EPS

Consolidated Statement of Income 20 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands except per share amounts) 2014 2013 2014 2013 Net sales 3,525,415$ 3,428,233$ 13,215,971$ 13,015,704$ Cost of sales 2,685,954 2,618,067 10,188,227 10,086,675 Gross profit 839,461 810,166 3,027,744 2,929,029 Selling, general and administrative expenses 421,185 413,061 1,633,992 1,554,973 Goodw ill and intangible asset impairment - - 188,870 - Interest expense 20,163 20,777 82,566 91,552 Other (income) expense, net (9,711) 2,565 (434,404) (28,497) Income before income taxes 407,824 373,763 1,556,720 1,311,001 Income taxes 106,648 102,633 515,302 362,217 Net income 301,176 271,130 1,041,418 948,784 Less: Noncontrolling interests 138 (34) 370 357 Net income attributable to common shareholders 301,038$ 271,164$ 1,041,048$ 948,427$ Earnings per share attributable to common shareholders: Basic earnings per share 2.02$ 1.82$ 6.98$ 6.36$ Diluted earnings per share 1.98$ 1.78$ 6.87$ 6.26$ Average shares outstanding during period - Basic 148,967,357 149,298,277 149,099,448 149,218,257 Average shares outstanding during period - Diluted 151,803,746 152,115,402 151,444,103 151,588,031 Cash dividends per common share .48$ .45$ 1.86$ 1.70$

(Unaudited) Three Months Ended June 30, Year Ended June 30, 2014 2013 2014 2013 Net income 301,176$ 271,130$ 1,041,418$ 948,784$ Adjustments: Restructuring charges 12,854 3,392 73,684 10,048 Asset w ritedow ns - - 192,188 - Gain related to joint venture agreement - - (255,652) - Adjusted net income 314,030$ 274,522$ 1,051,638$ 958,832$ Earnings per diluted share 1.98$ 1.78$ 6.87$ 6.26$ Adjustments: Restructuring charges 0.08 0.02 0.49 0.07 Asset w ritedow ns - - 1.26 - Gain related to joint venture agreement - - (1.68) - Adjusted earnings per diluted share 2.06$ 1.80$ 6.94$ 6.33$ Reconciliation of Net Income & EPS 21

Three Months Ended June 30, Year Ended June 30, (Dollars in thousands) 2014 2013 2014 2013 Net sales Diversif ied Industrial: North America 1,525,038$ 1,466,568$ 5,693,527$ 5,637,657$ International 1,382,757 1,341,715 5,287,916 5,110,332 Aerospace Systems 617,620 619,950 2,234,528 2,267,715 Total 3,525,415$ 3,428,233$ 13,215,971$ 13,015,704$ Segment operating income Diversif ied Industrial: North America 268,669$ 249,726$ 946,493$ 908,719$ International 137,935 162,641 572,476 602,480 Aerospace Systems 104,932 86,136 271,238 280,286 Total segment operating income 511,536 498,503 1,790,207 1,791,485 Corporate general and administrative expenses 49,520 59,189 181,926 185,767 Income before interest and other 462,016 439,314 1,608,281 1,605,718 Interest expense 20,163 20,777 82,566 91,552 Other expense (income) 34,029 44,774 (31,005) 203,165 Income before income taxes 407,824$ 373,763$ 1,556,720$ 1,311,001$ Business Segment Information By Industry 22

Reconciliation of Net Sales 23 (Unaudited) Three Months Ended June 30, % Year Ended June 30, % 2014 2013 Change 2014 2013 Change Total net sales 3,525,415$ 3,428,233$ 2.8% 13,215,971$ 13,015,704$ 1.5% Adjustments: Sales related to GE joint venture - 51,247 49,510 175,306 Adjusted total net sales 3,525,415$ 3,376,986$ 4.4% 13,166,461$ 12,840,398$ 2.5% Aerospace Systems net sales 617,620$ 619,950$ (0.4%) 2,234,528$ 2,267,715$ (1.5%) Adjustments: Sales related to GE joint venture - 51,247 49,510 175,306 Adjusted Aerospace Systems net sales 617,620$ 568,703$ 8.6% 2,185,018$ 2,092,409$ 4.4%

Consolidated Balance Sheet 24 June 30, June 30, (Dollars in thousands) 2014 2013 Assets Current assets: Cash and cash equivalents 1,613,555$ 1,781,412$ Marketable securities 573,701 - Trade accounts receivable, net 1,858,176 1,840,820 Non-trade and notes receivable 388,437 221,925 Inventories 1,371,681 1,377,405 Prepaid expenses 129,837 182,669 Deferred income taxes 136,193 126,955 Total current assets 6,071,580 5,531,186 Plant and equipment, net 1,824,294 1,808,240 Goodw ill 3,171,425 3,223,515 Intangible assets, net 1,188,282 1,290,499 Other assets 1,018,781 687,458 Total assets 13,274,362$ 12,540,898$ Liabilities and equity Current liabilities: Notes payable 816,622$ 1,333,826$ Accounts payable 1,252,040 1,156,002 Accrued liabilities 960,523 894,296 Accrued domestic and foreign taxes 223,611 136,079 Total current liabilities 3,252,796 3,520,203 Long-term debt 1,508,142 1,495,960 Pensions and other postretirement benefits 1,346,224 1,372,437 Deferred income taxes 94,819 102,920 Other liabilities 409,573 307,897 Shareholders' equity 6,659,428 5,738,426 Noncontrolling interests 3,380 3,055 Total liabilities and equity 13,274,362$ 12,540,898$

Consolidated Statement of Cash Flows 25 Year Ended June 30, (Dollars in thousands) 2014 2013 Cash flows from operating activities: Net income 1,041,418$ 948,784$ Depreciation and amortization 336,702 335,624 Stock incentive plan compensation 103,161 84,996 Goodw ill and intangible asset impairment 188,870 - Gain on deconsolidation of subsidiary (412,612) - Gain on sale of businesses - (14,637) Net change in receivables, inventories, and trade payables (10,033) 11,230 Net change in other assets and liabilities 206,131 (195,937) Other, net (65,744) 20,875 Net cash provided by operating activities 1,387,893 1,190,935 Cash flows from investing activities: Acquisitions (net of cash of $1,780 in 2014 and $33,932 in 2013) (17,593) (621,144) Capital expenditures (216,340) (265,896) Proceeds from sale of plant and equipment 14,368 25,047 Proceeds from sale of business - 73,515 Proceeds from deconsolidation of subsidiary 202,498 - Purchase of marketable securities and other investments (624,880) - Other, net (4,454) (21,367) Net cash (used in) investing activities (646,401) (809,845) Cash flows from financing activities: Net payments for common stock activity (162,298) (159,773) Acquisition of noncontrolling interests - (1,091) Net (payments for) proceeds from debt (517,573) 992,047 Dividends (278,244) (255,009) Net cash (used in) provided by financing activities (958,115) 576,174 Effect of exchange rate changes on cash 48,766 (14,169) Net (decrease) increase in cash and cash equivalents (167,857) 943,095 Cash and cash equivalents at beginning of period 1,781,412 838,317 Cash and cash equivalents at end of period 1,613,555$ 1,781,412$

(Unaudited) Three Months Ended June 30, Year Ended June 30, (Dollars in thousands) 2014 2013 2014 2013 Net sales Diversif ied Industrial: Motion Systems 1,036,565$ 996,735$ 3,898,961$ 3,898,212$ Flow and Process Control 1,128,107 1,100,614 4,252,589 4,177,185 Filtration and Engineered Materials 743,123 710,934 2,829,893 2,672,592 Aerospace Systems 617,620 619,950 2,234,528 2,267,715 Total 3,525,415$ 3,428,233$ 13,215,971$ 13,015,704$ Supplemental Sales Information Global Technology Platforms 26

(Unaudited) (Amounts in dollars) Fiscal Year 2015 Forecasted earnings per diluted share $7.00 to $7.80 Adjustments: Restructuring charges .25 Adjusted forecasted earnings per diluted share $7.25 to $8.05 Reconciliation of Forecasted EPS 27